Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes
Schedule of Professional Fees Paid	MOR-lb	Yes
Copies of bank statements		No	Note 1
Cash disbursements journals		No	Note 1
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes		No	Note 2
Copies of IRS Form 6123 or payment receipt		No	Note 1
Copies of tax returns filed during reporting period		No	Note 1
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of Aged Accounts Payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

(1)	Due to the system constraints and/or the volume of the records, no attachment is provided, but is available to the UST upon request.
(2)	The Company is current on all tax payments.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Troy Carson	7/20/2016
Signature of Authorized Individual*	Date

Troy Carson	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

HERCULES OFFSHORE, INC., ET AL. DEBTOR

	Current Month		Cumulative Filing to Date
	Actual	Projected[1]	Actual	Projected[1]
Beginning Cash	$207,705,799	$208,311,591	$207,705,799	$208,311,591
RECEIPTS
Total Receipts	3,496,749	3,295,533	3,496,749	3,295,533
DISBURSEMENTS
Personnel Costs	6,209,626	7,674,498	6,209,626	7,674,498
Premises Rents	195,923	256,100	195,923	256,100
Insurance	171,578	832,500	171,578	832,500
Taxes	5,801	81,893	5,801	81,893
Utilities	100,227	99,125	100,227	99,125
Vendors and Others	961,564	3,366,533	961,564	3,366,533
Professional Fees	59,931	—	59,931	—
U.S. Trustee Quarterly Fees	—	—	—	—
Adequate Protection Debt and Assurance	42,792,898	42,717,441	42,792,898	42,717,441
Total Disbursements	50,497,546	55,028,089	50,497,546	55,028,089

Net Cash Flow	(47,000,797)	(51,732,556)	(47,000,797)	(51,732,556)

Ending Cash[2]	$160,705,001	$156,579,035	$160,705,001	$156,579,035

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES3

Hercules Offshore, Inc.	$19,937,059
Cliffs Drilling Company	1,253,912
Cliffs Drilling Trinidad L.L.C.	—
FDT LLC	—
FDT Holdings LLC	—
Hercules Drilling Company, LLC	2,102,166
Hercules Offshore Services LLC	5,283,697
Hercules Offshore Liftboat Company LLC	—
HERO Holdings, Inc.	4,640,729
SD Drilling LLC	10,474,061
THE Offshore Drilling Company	6,691,078
THE Onshore Drilling Company	—
TODCO Americas Inc.	114,845
TODCO International Inc.	—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$50,497,546

(1)	Projected amounts are based on the forecasted weekly activity for the week ending 6/11 through the week ending 7/2 from the 13-week cash flow forecast filed in the Cash Collateral Motion.
(2)	Ending Cash balance excludes petty cash and collateral accounts.
(3)	A majority of disbursements are made from centralized payroll and accounts payable bank accounts. Pro-rated amounts were allocated to the debtor entities based on percentage of expenses over the period.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-1a: BANK RECONCILIATIONS

Legal Entity[1]	Bank Name	Account Function	Account#	USD Balance as of 6/30
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Operating Account	****2838	—
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Flexible Spending Claims	****7288	—
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Singapore Operating Account	****0935	—
Hercules Offshore, Inc.	HSBC	Checking Account	****2845	5,184,687
Hercules Offshore, Inc.	HSBC	Investment Account	****1393	50,241,834
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Hercules Offshore Inc. Utilities	****1193 (New)	58,192
Cliffs Drilling Company	Amegy Bank of Texas, N.A.	Operating Account	****1649	—
Cliffs Drilling Company	HSBC	Local Operations	****1001	13,845
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A,	Operating Account	****4656	15,207,567
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Payables	****5850	—
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Cayman Investment Sweep Account	****4656	1,503
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Money Market Investment Account	****8200	—
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Cayman Self Directed Investment Account	****2321	—
Hercules Drilling Company, LLC	Capital One Bank	Investment Account	****7684	65,171,673
Hercules Drilling Company, LLC	Comerica Bank	Investment Account	****8881	25,176,764
Hercules Offshore Services LLC	Amegy Bank of Texas, N.A.	Payroll Account	****5069	—
TODCO Americas Inc.	Amegy Bank of Texas, N.A.	Operating Account	****8930	—

Notes:

(1)	Includes only Debtor entity bank accounts

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each fiscal month within 30 days after month end. See above listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

/s/ Troy Carson	Troy Carson
Authorized Representative	Printed Name of Authorized Representative

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-1a: BANK RECONCILIATIONS

Legal Entity Bank Name Account #	Hercules Offshore, Inc. HSBC ****2845		Hercules Offshore, Inc. HSBC ****1393		Hercules Offshore, Inc. Amegy Bank of Texas, N.A. ****1193		Cliffs Drilling Company HSBC ****1001		Hercules Drilling Company, LLC Amegy Bank of Texas, N.A. ****4656
Balance Per Books		$5,184,687		$50,241,834		$58,192		$13,845		$15,207,567
Bank Balance		$5,184,687		$50,241,834		$58,192		$13,845		$15,207,567
(+) Deposits In Transit		—		—		—		—		—
(-) Outstanding Checks		—		—		—		—		—
Other		—		—		—		—		—

Adjusted Bank Balance		$5,184,687		$50,241,834		$58,192		$13,845		$15,207,567

Deposits In Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Deposits In Transit		$—		$—		$—		$—		$—

Outstanding Checks	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Outstanding Checks		$—		$—		$—		$—		$—

Other	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Other		$—		$—		$—		$—		$—

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-1a: BANK RECONCILIATIONS

Legal Entity Bank Name Account #	Hercules Drilling Company, LLC Amegy Bank of Texas, N.A. ****4656		Hercules Drilling Company, LLC Capital One Bank ****7684		Hercules Drilling Company, LLC Comerica Bank ****8881		Hercules Drilling Company, LLC Amegy Bank of Texas, N.A.[1] ****5850		Hercules Offshore Services LLC Amegy Bank of Texas, N.A.[1] ****5069
Balance Per Books		$1,503		$65,171,673		$25,176,764		$(346,595)		$(4,469)
Bank Balance		$1,503		$65,171,673		$25,176,764		$—		$—
(+) Deposits In Transit		—		—		—		—		—
(-) Outstanding Checks		—		—		—		346,595		4,469
Other		—		—		—		—		—
Adjusted Bank Balance		$1,503		$65,171,673		$25,176,764		$(346,595)		$(4,469)

Deposits In Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—
Total Deposits In Transit		$—		$—		$—		$—		$—

Outstanding Checks[2]	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
Total Outstanding Checks		$—		$—		$—		$346,595		$4,469
Other		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—
Total Other		$—		$—		$—		$—		$—

(1)	The negative book balance in accounts ****5850 and ****5069 are due to those accounts being ZBA accounts in the Amegy bank account structure noted in the Cash Management Motion. As checks clear these bank accounts, funds are made available to those accounts to process checks presented for payment.
(2)	Outstanding checks are available to the UST upon request.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-1b: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
None	None	None	None	None	None	None	None	None	None

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

The Consolidated Debtor Entities

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$4,608,214	$4,608,214
Total Revenue	4,608,214	4,608,214

OPERATING EXPENSES
Operating Cost & Expenses	3,586,630	3,586,630
Depreciation & Amortization	688,607	688,607
General & Administrative	5,116,251	5,116,251
Total Operating Expenses	9,391,487	9,391,487

Operating Income	(4,783,274)	(4,783,274)

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	(59,583)	(59,583)
Interest Expense	130,227,782	130,227,782
Income Taxes (Benefit)	(5,435,176)	(5,435,176)
Total Other Income and Expenses	124,733,022	124,733,022

Net Profit/(Loss)	$(129,516,296)	$(129,516,296)

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Offshore, Inc.

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$205,137	$205,137
Total Revenue	205,137	205,137

OPERATING EXPENSES
Operating Cost & Expenses	(42,836)	(42,836)
Depreciation & Amortization	58,333	58,333
General & Administrative	3,692,379	3,692,379
Total Operating Expenses	3,707,876	3,707,876

Operating Income	(3,502,739)	(3,502,739)

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	(46,308)	(46,308)
Interest Expense	129,610,791	129,610,791
Income Taxes (Benefit)	(4,053,243)	(4,053,243)
Total Other Income and Expenses	125,511,241	125,511,241

Net Profit/(Loss)	$(129,013,980)	$(129,013,980)

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Cliffs Drilling Company

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$—	$—
Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	209,309	209,309
Depreciation & Amortization	—	—
General & Administrative	23,893	23,893
Total Operating Expenses	233,201	233,201

Operating Income	(233,201)	(233,201)

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	670	670
Interest Expense	—	—
Income Taxes (Benefit)	(1,158,886)	(1,158,886)
Total Other Income and Expenses	(1,158,216)	(1,158,216)

Net Profit/(Loss)	$925,015	$925,015

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Cliffs Drilling Trinidad L.L.C.

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$—	$—
Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—
Total Operating Expenses	—	—

Operating Income	—	—

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—
Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

FDT LLC

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$—	$—
Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—
Total Operating Expenses	—	—

Operating Income	—	—

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—
Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

FDT Holdings LLC

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$—	$—
Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—
Total Operating Expenses	—	—

Operating Income	—	—

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—
Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Drilling Company, LLC

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$—	$—
Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	(101,960)	(101,960)
Depreciation & Amortization	221,776	221,776
General & Administrative	271,143	271,143
Total Operating Expenses	390,959	390,959

Operating Income	(390,959)	(390,959)

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	(13,946)	(13,946)
Interest Expense	(75,750)	(75,750)
Income Taxes (Benefit)	—	—
Total Other Income and Expenses	(89,696)	(89,696)

Net Profit/(Loss)	$(301,263)	$(301,263)

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Offshore Services LLC

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$1,292,845	$1,292,845
Total Revenue	1,292,845	1,292,845

OPERATING EXPENSES
Operating Cost & Expenses	841,740	841,740
Depreciation & Amortization	140,917	140,917
General & Administrative	—	—
Total Operating Expenses	982,657	982,657

Operating Income	310,188	310,188

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—
Total Other Income and Expenses	—	—

Net Profit/(Loss)	$310,188	$310,188

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Offshore Liftboat Company LLC

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$—	$—
Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—
Total Operating Expenses	—	—

Operating Income	—	—

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—
Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

HERO Holdings, Inc.

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$—	$—
Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	863,078	863,078
Total Operating Expenses	863,078	863,078

Operating Income	(863,078)	(863,078)

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	692,740	692,740
Income Taxes (Benefit)	—	—
Total Other Income and Expenses	692,740	692,740

Net Profit/(Loss)	$(1,555,818)	$(1,555,818)

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

SD Drilling LLC

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$1,548,292	$1,548,292
Total Revenue	1,548,292	1,548,292

OPERATING EXPENSES
Operating Cost & Expenses	1,736,320	1,736,320
Depreciation & Amortization	211,636	211,636
General & Administrative	—	—
Total Operating Expenses	1,947,956	1,947,956

Operating Income	(399,664)	(399,664)

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	(7,000)	(7,000)
Income Taxes (Benefit)	—	—
Total Other Income and Expenses	(7,000)	(7,000)

Net Profit/(Loss)	$(392,664)	$(392,664)

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

THE Offshore Drilling Company

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$1,561,939	$1,561,939
Total Revenue	1,561,939	1,561,939

OPERATING EXPENSES
Operating Cost & Expenses	922,698	922,698
Depreciation & Amortization	55,944	55,944
General & Administrative	265,758	265,758
Total Operating Expenses	1,244,401	1,244,401

Operating Income	317,538	317,538

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	(223,047)	—
Total Other Income and Expenses	(223,047)	—

Net Profit/(Loss)	$540,586	$317,538

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

THE Onshore Drilling Company

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$—	$—
Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—
Total Operating Expenses	—	—

Operating Income	—	—

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—
Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

TODCO Americas Inc.

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$—	$—
Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	21,359	21,359
Depreciation & Amortization	—	—
General & Administrative	—	—
Total Operating Expenses	21,359	21,359

Operating Income	(21,359)	(21,359)

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	7,000	7,000
Income Taxes (Benefit)	—	—
Total Other Income and Expenses	7,000	7,000

Net Profit/(Loss)	$(28,359)	$(28,359)

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

TODCO International Inc.

REVENUES	Month[1]	Cumulative Filing to Date[1]
Revenue	$—	$—
Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—
Total Operating Expenses	—	—

Operating Income	—	—

OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—
Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

The Consolidated Debtor Entities

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	$160,705,001	$217,684,724
Restricted Cash	1,000,000	1,000,000
Accounts Receivable – Trade	11,112,224	9,217,001
Accounts Receivable – Other	122,367	119,087
Due to/from Affiliates	(390,437,258)	(394,727,811)
Deposits	—	—
Prepaid & Other	10,412,713	9,927,381

Total Current Assets	(207,084,953)	(156,779,618)

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	87,036,128	87,666,226
OTHER ASSETS
Investment in/from Affiliates	1,724,702,689	1,724,702,689
Notes Receivable – Affiliates	959,514,329	959,514,329
Other Assets	5,919,147	6,022,792
Total Other Assets	2,690,136,165	2,690,239,810

Total Assets	$2,570,087,340	$2,621,126,418

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$13,864,805	$16,526,907
Accrued Liabilities	21,847,229	24,374,275
Interest Payable	—	—
Taxes Payable	(1,008,185)	113,230
Other Current Liabilities	90,000	11,785,000
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	(0)	4,055,000
Notes Payable—Affiliates	499,814,329	499,814,329
Other Liabilities	1,821,295	1,831,842

Total Liabilities Not Subject to Compromise	536,429,473	558,500,583

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	347,883,958	247,377,323

Total Liabilities	884,313,431	805,877,906

SHAREHOLDERS EQUITY
Common Stock	200,041	200,041
Additional Paid-in-Capital	1,681,587,480	1,681,545,787
Contributed Capital	138,844,823	138,844,823
Treasury Stock	(325,548)	(325,548)
Retained Earning – Prior Year	(22,848,912)	(22,848,912)
Net Income	(111,683,974)	17,832,321

Net Shareholders Equity	1,685,773,910	1,815,248,512

Total Liabilities and Shareholders Equity	$2,570,087,340	$2,621,126,418

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

Hercules Offshore, Inc.

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	$55,484,713	$55,408,393
Restricted Cash	—
Accounts Receivable – Trade	3,700,137	3,696,647
Accounts Receivable – Other	110,027	110,027
Due to/from Affiliates	(557,847,818)	(509,789,774)
Deposits	—
Prepaid & Other	3,474,336	2,323,250

Total Current Assets	(495,078,606)	(448,251,458)

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	756,424,589	756,424,589
Notes Receivable – Affiliates	864,514,329	864,514,329
Other Assets	5,919,147	6,022,792
Total Other Assets	1,626,858,065	1,626,961,710

Total Assets	$1,131,779,460	$1,178,710,252

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$4,715,689	$6,954,544
Accrued Liabilities	1,613,040	1,381,516
Interest Payable	—	—
Taxes Payable	(305,298)	(307,775)
Other Current Liabilities	—	11,695,000
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	0	4,055,000
Notes Payable—Affiliates	—	—
Other Liabilities	1,821,295	1,831,842

Total Liabilities Not Subject to Compromise	7,844,726	25,610,127

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	343,685,517	243,878,622

Total Liabilities	351,530,244	269,488,750

SHAREHOLDERS EQUITY
Common Stock	200,000	200,000
Additional Paid-in-Capital	587,981,206	587,939,513
Contributed Capital	—	—
Treasury Stock	(325,548)	(325,548)
Retained Earning – Prior Year	298,364,810	298,364,810
Net Income	(105,971,252)	23,042,728

Net Shareholders Equity	780,249,216	909,221,503

Total Liabilities and Shareholders Equity	$1,131,779,460	$1,178,710,252

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

Cliffs Drilling Company

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	$13,845	$14,060
Restricted Cash	1,000,000	1,000,000
Accounts Receivable – Trade	(460,950)	(460,950)
Accounts Receivable – Other	—	—
Due to/from Affiliates	87,434,486	87,536,987
Deposits	—	—
Prepaid & Other	851,626	936,711

Total Current Assets	88,839,006	89,026,807

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	1,000,000	1,000,000
OTHER ASSETS
Investment in/from Affiliates	3,499,897	3,499,897
Notes Receivable – Affiliates	—	—
Other Assets	—	—
Total Other Assets	3,499,897	3,499,897

Total Assets	$93,338,904	$93,526,704

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$1,205,380	$1,161,311
Accrued Liabilities	50,487	48,485
Interest Payable	—	—
Taxes Payable	123,151	1,282,037
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	(1)	(1)
Notes Payable—Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	1,379,018	2,491,833

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	—	—

Total Liabilities	1,379,018	2,491,833

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	210,903,996	210,903,996
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(118,718,232)	(118,718,232)
Net Income	(225,888)	(1,150,902)

Net Shareholders Equity	91,959,886	91,034,872

Total Liabilities and Shareholders Equity	$93,338,904	$93,526,704

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

Cliffs Drilling Trinidad L.L.C.

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	(299)	(299)
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	(299)	(299)

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	1,144	1,144
Notes Receivable – Affiliates	—	—
Other Assets	—	—
Total Other Assets	1,144	1,144

Total Assets	$845	$845

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable—Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	9,360	9,360
Treasury Stock	—	—
Retained Earning – Prior Year	(8,515)	(8,515)
Net Income	—	—

Net Shareholders Equity	845	845

Total Liabilities and Shareholders Equity	$845	$845

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

FDT LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	—	—
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	—	—

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—
Total Other Assets	—	—

Total Assets	$—	$—

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable—Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	—	—
Net Income	—	—

Net Shareholders Equity	—	—

Total Liabilities and Shareholders Equity	$—	$—

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

FDT Holdings LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	—	—
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	—	—

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—
Total Other Assets	—	—

Total Assets	$—	$—

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable—Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	—	—
Net Income	—	—

Net Shareholders Equity	—	—

Total Liabilities and Shareholders Equity	$—	$—

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

Hercules Drilling Company, LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	$105,210,912	$162,264,792
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	38	34
Due to/from Affiliates	(3,419,592)	(59,108,055)
Deposits	—	—
Prepaid & Other	856,800	914,397

Total Current Assets	102,648,158	104,071,168

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	10,571,776	10,793,552
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	90,000,000	90,000,000
Other Assets	—	—
Total Other Assets	90,000,000	90,000,000

Total Assets	$203,219,934	$204,864,721

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$1,345,769	$1,270,472
Accrued Liabilities	19,416,644	20,835,465
Interest Payable	—	—
Taxes Payable	(389,633)	(389,633)
Other Current Liabilities	90,000	90,000
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable—Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	20,462,780	21,806,303

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	—	—

Total Liabilities	20,462,780	21,806,303

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	181,789,741	181,789,741
Net Income	967,413	1,268,676

Net Shareholders Equity	182,757,154	183,058,417

Total Liabilities and Shareholders Equity	$203,219,934	$204,864,721

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

Hercules Offshore Services LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	$(4,469)	$(2,521)
Restricted Cash	—	—
Accounts Receivable – Trade	2,006,285	1,082,562
Accounts Receivable – Other	(2,297)	2,435
Due to/from Affiliates	17,770,152	20,348,276
Deposits	—	—
Prepaid & Other	880,425	968,467

Total Current Assets	20,650,096	22,399,219

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	25,600,850	25,741,767
OTHER ASSETS
Investment in/from Affiliates	483,802,329	483,802,329
Notes Receivable – Affiliates	—	—
Other Assets	—	—
Total Other Assets	483,802,329	483,802,329

Total Assets	$530,053,274	$531,943,314

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$1,145,737	$1,489,552
Accrued Liabilities	(681,673)	1,174,739
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	464,063	2,664,291

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	—	—

Total Liabilities	464,063	2,664,291

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	265,099,970	265,099,970
Contributed Capital	65,545,741	65,545,741
Treasury Stock	—	—
Retained Earning – Prior Year	201,796,230	201,796,230
Net Income	(2,852,730)	(3,162,918)
Net Shareholders Equity	529,589,211	529,279,023

Total Liabilities and Shareholders Equity	$530,053,274	$531,943,314

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

Hercules Offshore Liftboat Company LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	—	—
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	—	—

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—
Total Other Assets	—	—

Total Assets	$—	$—

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	—	—
Net Income	—	—
Net Shareholders Equity	—	—

Total Liabilities and Shareholders Equity	$—	$—

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

HERO Holdings, Inc.

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	16,880,323	17,741,246
Deposits	—	—
Prepaid & Other	(0)	(0)

Total Current Assets	16,880,323	17,741,246

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	480,974,730	480,974,730
Notes Receivable – Affiliates	—
Other Assets	—
Total Other Assets	480,974,730	480,974,730

Total Assets	$497,855,053	$498,715,976

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$—	$—
Accrued Liabilities	38,799	36,644
Interest Payable	—	—
Taxes Payable	(25,207)	(25,207)
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	494,814,329	494,814,329
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	494,827,921	494,825,766

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	4,156,440	3,463,700

Total Liabilities	498,984,362	498,289,466

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	415,428,989	415,428,989
Contributed Capital	78,247,255	78,247,255
Treasury Stock	—	—
Retained Earning – Prior Year	(488,053,410)	(488,053,410)
Net Income	(6,752,142)	(5,196,324)

Net Shareholders Equity	(1,129,309)	426,510

Total Liabilities and Shareholders Equity	$497,855,053	$498,715,976

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

SD Drilling LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	3,360,120	3,933,064
Accounts Receivable – Other	6,930	3,056
Due to/from Affiliates	37,152,374	36,301,766
Deposits	—	—
Prepaid & Other	2,838,117	3,121,929

Total Current Assets	43,357,541	43,359,816

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	38,699,869	38,911,329
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	5,000,000	5,000,000
Other Assets	—	—
Total Other Assets	5,000,000	5,000,000

Total Assets	$87,057,411	$87,271,145

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$3,557,032	$3,609,955
Accrued Liabilities	327,804	95,951
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	3,884,836	3,705,907

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	—	—

Total Liabilities	3,884,836	3,705,907

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	150,329,019	150,329,019
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(68,473,306)	(68,473,306)
Net Income	1,316,862	1,709,526

Net Shareholders Equity	83,172,574	83,565,238

Total Liabilities and Shareholders Equity	$87,057,411	$87,271,145

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

THE Offshore Drilling Company

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	2,506,632	965,679
Accounts Receivable – Other	7,669	3,535
Due to/from Affiliates	9,907,592	10,553,435
Deposits	—	—
Prepaid & Other	1,306,353	1,436,988

Total Current Assets	13,728,246	12,959,636

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	10,913,633	10,969,578
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—
Total Other Assets	—	—

Total Assets	$24,641,879	$23,929,214

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$1,653,307	$1,796,875
Accrued Liabilities	1,082,128	801,475
Interest Payable	—	—
Taxes Payable	(411,198)	(446,192)
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	(0)	(0)
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	2,324,236	2,152,157

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	—	—

Total Liabilities	2,324,236	2,152,157

SHAREHOLDERS EQUITY
Common Stock	1	1
Additional Paid-in-Capital	51,844,299	51,844,299
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(31,445,138)	(31,445,138)
Net Income	1,918,481	1,377,895

Net Shareholders Equity	22,317,643	21,777,057

Total Liabilities and Shareholders Equity	$24,641,879	$23,929,214

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

THE Onshore Drilling Company

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	19,353	19,353
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	19,353	19,353

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—
Total Other Assets	—	—

Total Assets	$19,353	$19,353

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	—
Contributed Capital	(4,957,532)	(4,957,532)
Treasury Stock	—
Retained Earning – Prior Year	4,976,875	4,976,875
Net Income	—	—

Net Shareholders Equity	19,353	19,353

Total Liabilities and Shareholders Equity	$19,353	$19,353

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

TODCO Americas Inc.

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	1,666,165	1,669,248
Deposits	—
Prepaid & Other	205,056	225,640

Total Current Assets	1,871,222	1,894,887

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	250,000	250,000
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—
Total Other Assets	—	—

Total Assets	$2,121,222	$2,144,887

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$241,892	$244,198
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	0	0
Notes Payable - Affiliates	5,000,000	5,000,000
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	5,241,892	5,244,199

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	42,000	35,000

Total Liabilities	5,283,892	5,279,199

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(3,077,963)	(3,077,963)
Net Income	(84,718)	(56,359)

Net Shareholders Equity	(3,162,670)	(3,134,312)

Total Liabilities and Shareholders Equity	$2,121,222	$2,144,887

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-3: BALANCE SHEET

TODCO International Inc.

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Cash	—	—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	6	6
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	6	6

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—
Total Other Assets	—	—

Total Assets	$6	$6

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value on 5/31/16
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable—Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE[1]
Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(4)	(4)
Net Income	—	—

Net Shareholders Equity	6	6

Total Liabilities and Shareholders Equity	$6	$6

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-4: SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$13,586,984	$71,141	$223,637	$12,641	$(29,598)	$13,864,805
Accrued Liabilities	21,847,229					21,847,229
Taxes Payable	372,259					372,259
Other Current Liabilities	90,000					90,000
Deferred Income Taxes	4,055,000					4,055,000
Other Liabilities	1,821,295					1,821,295

Total Unpaid Post-petition Debt	$41,772,767	$71,141	$223,637	$12,641	$(29,598)	$42,050,588

All post-petition debts will be paid in ordinary course.

(1)	All debts with the exception of the Senior Notes and interest have been included in the schedule as they will be paid in normal course.
(2)	Schedule represents the consolidated debtor entities.

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	JUN. 5 - JUN. 30, 2016

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation[1]	Amount
Total Accounts Receivable at the beginning of the reporting period	$9,217,001
(+) Amounts billed during the period	4,365,139
(-) Amounts collected during the period	(2,469,917)

Total Accounts Receivable at the end of the reporting period	11,112,224

Accounts Receivable Aging Amount	Amount
0 - 30 days old	7,871,586
31 - 60 days old	962
61 - 90 days old	—
91+ days old	3,700,627
Total Accounts Receivable	11,573,174

Amount considered uncollectible (Bad Debt)	(460,950)

Accounts Receivable (Net)	$11,112,224

(1)	The Company did not close the books on the petition date, and therefore the values represent the period June 1 - June 30.

MOR-5: DEBTOR QUESTIONNAIRE

	Yes	No

1 Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2 Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3 Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4 Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Question 5 explanation: The bank account per the Utility Motion Interim Order has been opened and funded on June 22, 2016. Documentation has been provided to the U.S. Trustee.

Case Number	Debtor Name	Petition Date
16-11385	Hercules Offshore, Inc.	June 5, 2016
16-11386	Cliffs Drilling Company	June 6, 2016
16-11387	Cliffs Drilling Trinidad L.L.C.	June 6, 2016
16-11388	FDT LLC	June 6, 2016
16-11389	FDT Holdings LLC	June 6, 2016
16-11390	Hercules Drilling Company, LLC	June 6, 2016
16-11391	Hercules Offshore Services LLC	June 6, 2016
16-11392	Hercules Offshore Liftboat Company LLC	June 6, 2016
16-11393	HERO Holdings, Inc.	June 6, 2016
16-11394	SD Drilling LLC	June 6, 2016
16-11395	THE Offshore Drilling Company	June 6, 2016
16-11396	THE Onshore Drilling Company	June 6, 2016
16-11397	TODCO Americas Inc.	June 6, 2016
16-11398	TODCO International Inc.	June 6, 2016

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Transfer Information

Transfer From: [redacted]4656 -- USD -- A) Drilling - Operations
Transfer To: [redacted]1193 -- USD -- Hercules Offshore Inc Utilities

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Amount: $58,192.00
Memo: Adequate Assurance Utility Account Funding by order of Hercules Offs (DIP)

Schedule Time: N/A (Central Standard Time)
Status: Completed
Sequence Number: [redacted]
Confirmation Number: [redacted]

Date: 06/22/2016

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Frequency: One Time Only

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